SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 20, 2003

PDF Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31311	25-1701361

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

333 West San Carlos Street, Suite 700, San Jose, CA		95110

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(408) 280-7900

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Items 5 and 9. Other Events and Required FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Items 5 and 9. Other Events and Required FD Disclosure.

     On November 20, 2003, PDF Solutions, Inc., issued a press release announcing the filing of a Form 10-Q/A for the period ending September 30, 2003 to correct an error in a footnote disclosure regarding pro forma consolidated financial data as if the results of the acquisition of IDS Software Systems, Inc. had been included for the entire reporting period. A copy of the press release is attached hereto as Exhibit 99.1.

     The information furnished pursuant to Item 9 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF Solutions, Inc.

	By:	/s/ P. Steven Melman

	Name:	P. Steven Melman
	Title:	Vice President, Finance and Administration and Chief Financial Officer

Dated: November 20, 2003

3

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of PDF Solutions, Inc. dated November 20, 2003 regarding the filing of a Form 10-Q/A for the period ending September 30, 2003.